AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JULY 6, 2016
TO THE
SUMMARY PROSPECTUS DATED FEBRUARY 29, 2016

AS SUPPLEMENTED JUNE 30, 2016

AMERICAN INDEPENDENCE BOYD WATTERSON CORE PLUS FUND
(Ticker Symbols: IIISX, IBFSX)

At a Board meeting held on June 23, 2016 (“Board Meeting”), RiskX Investments, LLC (“RiskX Investments”), the adviser to the American Independence Boyd Watterson Core Plus Fund (the “Core Plus Fund”), recommended to the Trustees of the Board that Carret Asset Management LLC (“Carret”) replace Boyd Watterson Asset Management, LLC (“BWAM”) as the Core Plus Fund’s sub-adviser. After careful consideration, the Trust’s Board, including a majority of the Independent Trustees, approved the termination of BWAM, approved the appointment of Carret as sub-adviser to the Core Plus Fund, and approved the Form of Sub-Advisory Agreement between RiskX Investments and Carret on behalf of the Core Plus Fund, subject to the approval of the Core Plus Fund’s shareholders. RiskX Investments also recommended that the Core Plus Fund be renamed the American Independence Carret Core Plus Fund, and the Trustees approved the name change, subject to shareholder approval of the Sub-Advisory Agreement.

Founded in 1963, Carret is an independent investment advisor serving wealth managers, financial advisors, select institutional clients, and high-net-worth individuals and families, managing assets of approximately $1.9 billion as of December 31, 2015, including $1.4 billion in four fixed-income strategies: (1) Municipal Fixed Income, including both state specific and national focus; (2) Taxable Fixed Income; (3) Fixed Income Opportunity; and (4) Leveraged Fixed Income Opportunity. The firm offers active investment-grade fixed-income management with opportunistic turnover, a team-based investment decision-making process, a long-term track record, access to senior portfolio managers, and a partnership structure that ensures a culture of high-touch client service.

The Trustees authorized the Trust’s officers to call a special meeting of shareholders, select a record date and meeting date, and prepare and file a proxy statement to approve the new Sub-Advisory Agreement; consequently, shareholders of record will receive a proxy statement in July 2016 containing additional details regarding the proposed Sub-Advisory Agreement and details regarding the special meeting of shareholders. Until such time as the shareholders approve the Sub-Advisory Agreement, the Core Plus Fund will be managed by the current portfolio team disclosed in the Prospectus.

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